                                                                    EXHIBIT 99.3

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT ") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (2) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, WHICH COUNSEL MAY BE AN EMPLOYEE OF THE HOLDER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED OR THE HOLDER OR THE COMPANY HAS OBTAINED A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY TO THE SAME EFFECT OR (3) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT UNDER RULE 144 (OR ANY SUCCESSOR PROVISION) OF THE ACT.


                                   NCSN, INC.
                          Common Stock Purchase Warrant
                           Expiring ____________, ____


                                                                  New York, N.Y.
                                                                          , ----


No. W-


            NCSN, Inc. (the "Company"), a Delaware corporation, for value received, hereby certifies that Student Advantage, Inc., or its registered assigns, is entitled to purchase from the Company duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") in the amount and at the purchase price per share specified herein, at any time or from time to time prior to 5 P.M., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments set forth below in this Warrant.

            This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all Warrants issued in substitution therefor) originally issued in connection with the issue by the Company of $4,250,000 aggregate principal amount of its Notes (together with all notes issued in substitution therefor, the "Notes") pursuant to the Note Agreement (the "Note


                                    Warrant

Agreement"), dated as of the date hereof, between the Company, certain subsidiary guarantors and Student Advantage, Inc. Certain capitalized terms used in this Warrant have the meanings set forth in the Note Agreement when used herein. This Warrant is related to the Note listed next to it in Schedule V of the Note Agreement (the "Related Note").


            SECTION 1.  Exercise Right and Exercise Price.


            A Warrant holder may exercise this Warrant for Common Stock at any time through the date (the "Expiration Date") that is the earlier to occur of
(a) the effective date of the first Change of Control or Initial Public Offering, but in no event earlier than five Business Days after the Company shall have given written notice to the holder hereof of the actual date of the Change of Control or Initial Public Offering and (b) the second anniversary of the date hereof or, if such date is not a Business Day, the immediately succeeding Business Day. As of any date of determination, the number of shares issuable upon exercise of this Warrant is determined as follows: Divide (i) the principal and accrued but unpaid interest on the Related Note (assuming that the Related Note is outstanding even if it has been prepaid, and calculating interest as if the prepaid Related Note had remained outstanding after such prepayment bearing interest at half the rate at which it bore interest at the time when prepaid until the date of exercise) by (ii) the exercise price in effect on the exercise date. Round the result to the nearest 1/100th of a share. Notwithstanding the foregoing, accrued but unpaid interest on the Related Note (including such assumed interest) shall at the option of the Company as specified on the date of exercise instead be paid by the Company in cash to the extent not previously paid and, if so paid, shall reduce the amount set forth in clause (i) above.


            Subject to any adjustments resulting from events between the Initial Date and the date hereof, the exercise price for this Warrant is $7.32. Thereafter, such exercise price is subject to adjustment in accordance with the provisions of this Warrant.


            "Common Stock" means the Common Stock of the Company as such Common Stock exists on the date of this Warrant.


            SECTION 2.  Exercise Procedure.


            To exercise this Warrant, a Warrant holder must (1) surrender this Warrant to the Company, (2) furnish appropriate endorsements and transfer documents if required by the Company, (3) pay the exercise price and any transfer or similar tax if required, and (4) agree, in a writing similar to the Joinder Agreement furnished by the Company prior to the Initial Date, to be bound by the terms of the Common Shareholders' Agreements on a basis that such holder will receive tag-along rights parallel to those held by the holders of the Company's Series B Preferred Stock. For purposes hereof, "Common Shareholders' Agreements" means each and every shareholders' agreement (including, without limitation, the Amended and Restated Investor Rights Agreement, dated July 16, 2003 and the Amended and Restated Registration Rights Agreement dated February 7, 2003) and other similar agreements (in each such case as entered


                                    Warrant
into, amended, supplemented or otherwise modified in accordance with the terms hereof from time to time) that, as of the exercise date, are in effect and binding upon all holders of all the Company's capital stock as such. If the Related Note remains outstanding, the exercise price shall be paid by surrender thereof, together with appropriate endorsements and transfer documents to the Company; otherwise, the exercise price shall be paid in cash at the time of exercise. The date on which the Warrant holder satisfies all such requirements is the exercise date. As soon as practicable, the Company shall deliver, upon the order of the Warrant holder, a certificate for the number of full shares of Common Stock issuable upon the exercise and a check for any fractional share. The Person in whose name the certificate is registered shall be treated as a stockholder of record on and after the exercise date.


            SECTION 3.  Fractional Shares.


            The Company shall not issue a fractional share of Common Stock upon exercise of a Warrant. Instead, the Company shall deliver a check for an amount equal to the current value of the fractional share. The current value of a fraction of a share shall be determined as follows: Multiply the fair market value of a full share by the fraction. Round the result to the nearest cent.


            SECTION 4.  Taxes on Exercise.


            If a Warrant holder exercises this Warrant, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the exercise. However, the Warrant holder shall pay any withholding tax or any tax that is due because the shares are issued in a name other than the Warrant holder's name.


            SECTION 5.  Company to Reserve Common Stock, Etc.


            The Company shall at all times reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the exercise of the Warrants. All shares of Common Stock issued upon exercise of this Warrant shall be fully paid and non-assessable, and the Company shall insure that such issuance does not violate any preemptive or other similar rights. The Company shall comply with all laws regulating the offer and delivery of shares of Common Stock upon exercise of Warrants.


            The Company shall not enter into any Common Shareholders' Agreement, nor shall it modify any Common Shareholders' Agreement in a manner, that discriminates against the Warrant holder (including as a holder of Common Stock following exercise).


            SECTION 6.  Adjustment for Changes in Capital Stock.


            If on or after the Initial Date and prior to the Expiration Date the
Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;


                                    Warrant

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the exercise privilege and the exercise price in effect immediately prior to such action shall be proportionately adjusted so that the holder of this Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company that the Warrant holder would have owned immediately following such action if this Warrant had been exercised immediately prior to such action. Each adjustment contemplated by this Section 6 shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.


            If after an adjustment a Warrant holder upon exercise of a Warrant may receive shares of two or more classes of capital stock of the Company, the Company's Board of Directors, acting reasonably, shall determine the allocation of the adjusted exercise price among the classes of capital stock. After such allocation, the exercise privilege and the exercise price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Warrant. The term "Common Stock" shall thereafter apply to each class of capital stock.


            The adjustment contemplated by this Section 6 shall be made successively whenever any of the events listed above shall occur.


            SECTION 7.  Adjustment for Equity Issuances.


            If the weighted average exercise or issue price of convertible preferred stock or other equity issued by the Company after the Initial Date and through the earlier of (i) the date when the proceeds of the issuance of such stock or other equity equal or exceed $5,000,000 and (ii) the Business Day before the Maturity Date is less than the current exercise price hereunder at such time, the exercise price hereunder shall immediately be adjusted to equal such weighted average price.


            This Section 7 shall not apply to securities issued to the Company's employees subject to the conditions specified in paragraph (4) of Section 9.


            SECTION 8.  Adjustment for Other Distributions.


            If after the Initial Date the Company distributes to all holders of its Common Stock any of its assets (including, but not limited to, cash), debt securities or other securities or


                                    Warrant
any rights, options or warrants to purchase assets, debt securities or other securities of the Company (other than any such distribution governed by Section
6) the exercise price shall be adjusted in accordance with the following formula:


              C'= C x M-F
                      ---
                       M
            where:

             C'=   the adjusted exercise price.

             C =   the current exercise price.

             M = the fair market value (as determined reasonably by the Company's Board of Directors on such basis as it reasonably considers appropriate) of one share of Common Stock on the record date mentioned below.

             F = the fair market value on the record date of the assets, securities, rights, options or warrants applicable to one share of Common Stock. Such fair market value shall be determined reasonably by the Company's Board of Directors, provided that the Company shall obtain an appraisal or other valuation opinion in support of the determination from an investment bank or accounting firm of recognized national standing if such fair market value exceeds $5 million.

            The adjustment contemplated by this Section 8 shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of securityholders entitled to receive the distribution.

            SECTION 9.  Adjustment for Common Stock Issue.


            If at any time after the Initial Date the Company issues shares of Common Stock for a consideration per share less than the higher of the exercise price then in effect and the current fair market value per share (as reasonably determined by the Company's Board of Directors on such basis as it reasonably considers appropriate) on the date the Company fixes the offering price of such shares, the exercise price shall be adjusted in accordance with the following formula:

                          P
                          -
            C' = C x O + M
                     -----
                      A

            where:

            C' =   the adjusted exercise price.

            C  =   the current exercise price.

            O  =   the number of shares of Common Stock outstanding on the
                   record date.


                                    Warrant

            P  =   the aggregate consideration received (including contract
                   rights and general intangibles) for the issuance of such additional shares.

            M  =   the higher of the current exercise price and the current fair market value per share of Common Stock on the issue date.

            A  =   the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

            The adjustment contemplated by this Section 9 shall be made successively whenever any such issuance is made and shall become effective immediately upon such issuance.

            This Section 9 shall not apply to:

                 (1) any of the transactions that has resulted in an adjustment under Sections 6, 7, 8 or 10;

                 (2) the exercise of the Warrants or the exercise or exchange of other securities, exercisable into or exchangeable for Common Stock (and/or other securities as a result of a transaction that has resulted in an adjustment under paragraph (5) of Section 6);

                 (3) the issuance of Common Stock upon the exercise of rights, options or warrants issued to the holders of Common Stock, or

                 (4) the issuance of Common Stock to the Company's employees under bona fide employee benefit plans adopted by the Company's Board of Directors, and approved by the holders of Common Stock when required by law, but only to the extent that the aggregate number of shares excluded by this clause (4) together with shares issuable on conversion or exchange of Convertible Securities excluded under the last sentence of Section 10 and issued after the Initial Date shall not exceed 10% of the Common Stock outstanding as of any date.

            SECTION 10.  Adjustment for Convertible Security Issue.


            If the Company after the Initial Date issues any securities, rights, options or warrants (other than the Warrants or securities issued in transactions that have resulted in an adjustment pursuant to Sections 6, 7, 8 or
9) convertible into or exchangeable for Common Stock ("Convertible Securities") for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the higher of the current exercise price and current fair market value per share on the date of issuance of such Convertible Securities, the exercise price shall be adjusted in accordance with the following formula:




                         P
                         -
            C' = C x O + M
                     -----
                    O + D


                                    Warrant
            where:

            C' =   the adjusted exercise price.

            C  =   the current exercise price.

            O  =   the number of shares of Common Stock outstanding on the
                   record date.

            P  =   the aggregate consideration (including contract rights and general intangibles) received for the issuance of such securities.

            M  =   the higher of the current exercise price and the current fair market value per share of Common Stock on the record date.

            D  =   the maximum number of shares of Common Stock deliverable upon conversion or exchange of such securities at the initial exercise or exchange rate.

The adjustment contemplated by this Section 10 shall be made successively whenever any such issuance is made and shall become effective immediately upon such issuance. If at the end of the period during which such Convertible Securities are convertible into or exchangeable for Common Stock, not all such Convertible Securities shall have been so converted or exchanged, the conversion price shall immediately be readjusted to what it would have been if "D" in the above formula had been the number of shares actually issued upon conversion or exchange. No further adjustment of the exercise price shall be made upon the subsequent issuance of securities upon the conversion or exchange of such Convertible Securities.

            If such Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the exercise price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed as to such Convertible Securities outstanding at the time of such increase or decrease as if such increase or de crease had been in effect at the time such Convertible Securities were initially issued, sold, granted or assumed (or upon the occurrence of the record date with respect thereto).

            This Section 10 shall not apply to Convertible Securities issued to the Company's employees subject to the conditions specified in paragraph (4) of
Section 9.


            SECTION 11. No Dilution or Impairment. If after the Initial Date any event shall occur as to which the provisions of this are not Warrant strictly applicable but the failure to make any adjustment would adversely affect rights under this Warrant, then, in each such case, the Company shall adjust the exercise price as reasonably determined by the Company's Board of Directors on such basis as it reasonably considers appropriate in order to preserve, without


                                    Warrant
dilution, such exercise rights in accordance with the essential intent and principles of this Warrant.



            The Company after the Initial Date shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant (including Sections 7 and 17), but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not take any action that would result in an adjustment of the exercise price if the total number of shares of Common Stock issuable after the exercise of all of the Securities would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.


            SECTION 12.  Reserved.


            SECTION 13.  When De Minimis Adjustment May Be Deferred.


            No adjustment in the exercise price need be made unless the adjustment would require an increase or decrease of at least 1% in the exercise price. All calculations under this Warrant shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.


            SECTION 14.  When No Adjustment Required.


            No adjustment need be made for a transaction referred to in Sections 6 or 8 if Warrant holders are permitted to participate in the transaction on a basis and with notice that is fair and appropriate in light of the basis and notice on which holders of Common Stock are permitted to participate in the transaction.


            SECTION 15.  Notice of Adjustment.


            Whenever the exercise price is adjusted, the Company shall promptly mail to Warrant holders a notice of the adjustment, accompanied by a certificate from the Company's chief executive officer briefly stating the facts requiring the adjustment and the manner of computing it.


            SECTION 16.  Notice of Certain Transactions.


            If:



                                    Warrant

               (1) the Company takes any action that would require an adjustment in the exercise price pursuant to Sections 6, 7, 8, 9 or 10 (unless in the case of Sections 6 or 8 the Company permits Warrant holders to participate pursuant to
                    Section 14);

               (2)  the Company takes any action pursuant to Section 17; or

               (3) there is a Change of Control, Initial Public Offering, liquidation or dissolution of the Company,


the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, Change of Control, initial public offering, liquidation or dissolution. The Company shall mail the notice at least 20 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

            SECTION 17.  Merger, Sale, Reclassification.


            In the case at any time after the Initial Date of any (i) consolidation or merger of the Company with or into another entity (other than a merger or reorganization (A) in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or issuance of any dividend or other distribution of cash, securities or property to Holders of the then outstanding shares of Common Stock, or (B) resulting solely in a change in par value, or from par value to no par value, or from no par value to par value, or in a stock split, subdivision or combination that is the subject of another paragraph in this Warrant), (ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to stockholders (other than distributions payable out of earnings or retained earnings) or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of any stock split, subdivision or combination that is the subject of another paragraph in this Warrant), then the Company shall take all necessary actions (including but not limited to executing and delivering to the Holder an additional Warrant or other instrument, in form and substance mutually agreeable to the Company and the Holder) to ensure that the Holder shall thereafter have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock previously issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon the effectiveness of such consolidation, merger, sale or other disposition, reclassification, change or conversion by a Holder of the number of shares of Common Stock then purchasable under this Warrant (which, in the case of such a transaction in which holders of Common Stock were entitled to elect between different forms of consideration, shall be deemed to be the form of consideration received by a plurality of the electing holders of Common Stock). Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be


                                    Warrant
practicable to the adjustments provided for in this Section 17. The provisions of this Section 17 shall similarly apply to successive reclassifications, changes and conversions.


            SECTION 18.  Compliance with Securities Act.


            The Holder, by acceptance of this Warrant, represents as follows:


      (1) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act. It understands that, unless this Warrant is registered or an exemption from registration is available, this Warrant may be required to be held indefinitely.


      (2) It has sufficient knowledge and experience investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.


      (3) It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.


      (4) It is purchasing this Warrant for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution hereof.


      (5) It understands that (i) this Warrant and the underlying Common Stock have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) this Warrant and, upon exercise hereof, the underlying Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) this Warrant bears and the underlying Common Stock will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.


            Neither the Company nor anyone acting on its behalf has taken or will take any action that would subject the issuance or sale of the Warrants or the underlying Common Stock to the registration requirements of the Securities Act.


            SECTION 19.  Ownership, Transfer and Substitution of Warrants.


            Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, exercisable for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered. This Warrant may not be transferred separately


                                    Warrant
from the Related Note and may not be transferred to John Katzman. Any attempted transfer not in compliance with the foregoing sentence shall be null and void.


            Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


            SECTION 20.  Remedies.


            The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.


            SECTION 21.  No Rights or Liabilities as Stockholder.


            Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.


                                    Warrant

            SECTION 22.  Notices.


            All notices and other communications under this Warrant shall be given in the manner provided for notices in the Note Agreement, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.


            SECTION 23.  Miscellaneous.


            This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any securities issued upon the exercise of Warrants, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the day and year first above written.


                                    NCSN, INC.

                                    By:______________________________
                                       Name:
                                       Title:


                                    Warrant